Trade and other receivables	12 Months Ended
Jun. 30, 2022
Text block [abstract]
Trade and other receivables
8     Trade and other receivables

	2022	2021
	US$M	US$M
Trade receivables	4,411	4,450
Other receivables 1	1,168	1,946

Total	5,579	6,396

Comprising:
Current	5,426	6,059
Non-current	153	337

1	Other receivables mainly relate to indirect tax refunds and receivables from joint venture partners.
Recognition and measurement
Trade receivables are recognised initially at their transaction price or, for those receivables containing a significant financing component, at fair value. Trade receivables are subsequently measured at amortised cost using the effective interest method, less an allowance for impairment, except for provisionally priced receivables which are subsequently measured at fair value through profit or loss under IFRS 9.
The collectability of trade and other receivables is assessed continuously. At the reporting date, specific allowances are made for any expected credit losses based on a review of all outstanding amounts at reporting period-end. Individual receivables are written off when management deems them unrecoverable. The net carrying amount of trade and other receivables approximates their fair values.
Credit risk
Trade receivables generally have terms of less than 30 days. The Group has no material concentration of credit risk with any single counterparty and is not dominantly exposed to any individual industry.
Credit risk can arise from the non-performance by counterparties of their contractual financial obligations towards the Group. To manage credit risk, the Group maintains Group-wide procedures covering the application for credit approvals, granting and renewal of counterparty limits, proactive monitoring of exposures against these limits and requirements triggering secured payment terms. As part of these processes, the credit exposures with all counterparties are regularly monitored and assessed on a timely basis. The credit quality of the Group’s customers is reviewed and the solvency of each debtor and their ability to pay the receivable is considered in assessing receivables for impairment.
The 10 largest customers represented 34 per cent (2021: 31 per cent) of total credit risk exposures managed by the Group.
Receivables are deemed to be past due or impaired in accordance with the Group’s terms and conditions. These terms and conditions are determined on a case-by-case basis with reference to the customer’s credit quality, payment performance and prevailing market conditions. As at 30 June 2022, trade receivables of US$103 million (2021: US$68 million) were past due but not impaired. The majority of these receivables were less than 30 days overdue.
At 30 June 2022, trade receivables are stated net of provisions for expected credit losses of US$3 million (2021: US$3 million)
.